ALPS SERIES TRUST

(the “Trust”)

Seven Canyons Strategic Global Fund

Seven Canyons World Innovators Fund

(the “Funds”)

Supplement dated November 21, 2024 to the Prospectus and Statement of Additional Information

Dated February 1, 2024 (the “SAI”)

On November 21, 2024, the Board of Trustees (the “Board”) of ALPS Series Trust (the “Trust”), based upon the recommendation of Seven Canyons Advisors, LLC, the investment adviser to the Funds, approved the proposed reorganization of the Seven Canyons Strategic Global Fund and the Seven Canyons World Innovators Fund, severally and not jointly (each a “Target Fund” and together the “Target Funds”) into the Hood River International Opportunity Fund (the “Acquiring Fund”), a series of Manager Directed Portfolios, (each, a “Reorganization” and together, the “Reorganizations”). Each Reorganization is subject to approval by shareholders of the applicable Target Fund.

The Board also approved an Agreement and Plan of Reorganization (the “Plan”) that provides that the reorganization of each Target Fund, will separately consist of (a) the transfer of the Target Fund’s Assets to the Acquiring Fund in exchange for shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund; (b) the assumption by the Acquiring Fund of the Target Fund’s liabilities; and (c) the distribution to the shareholders of each class of the Target Fund full and fractional shares of the corresponding class of the Acquiring Fund in redemption of all outstanding shares of beneficial interest, no par value, of the Target Fund and in complete liquidation of the Target Fund, all upon the terms and conditions set forth in the Plan.

The Trust anticipates holding a shareholder meeting during the first quarter of 2025, or any adjournment thereof, at which shareholders of record of each Target Fund as of a to be determined record date, will be asked to consider and vote on the Plan. Subject to such approval, the Reorganizations are expected to take effect in the first quarter of 2025.

Shareholders of the Target Funds will receive a combined prospectus/proxy statement with additional information about the shareholder meeting, the Reorganizations, and the Acquiring Fund. Shareholders are encouraged to read these materials carefully, as they will include a more detailed description of the Reorganizations.

Please retain this supplement with your Prospectus and
Statement of Additional Information.